SECURITY AGREEMENT

     THIS SECURITY AGREEMENT is made and dated this 11th day of November, 1996, for the benefit of the registered holders of those certain 12% Secured Promissory Notes (herein collectively called the "Secured Parties" and individually a "Secured Party") in an aggregate principal amount not exceeding one million dollars issued by VISTA TECHNOLOGIES INC., a Nevada corporation ("Debtor") with its principal offices at 167
S. San Antonio Road, Suite 9, Los Altos, California  94022.

     A. Debtor has issued and sold 12% Secured Promissory Notes due June 30, 1997 or earlier upon the occurrence of certain events as set forth therein (herein called the "Bridge Notes"), pursuant to which Secured Parties have advanced loans to the Debtor on the terms and
subject to the conditions set forth therein.   All terms not otherwise
defined herein are used with the same meaning as set forth in the Bridge
Notes.

     B. As security for the payment and performance of its obligations to the Secured Parties under the Bridge Notes and under this Security Agreement, it is the intent of Debtor to pledge and to grant to Secured Party and create a security interest in all of the assets of the Debtor, as hereinafter provided, subject only to a first priority security interest of Pharma Patch Plc in certain shares of Technical and Chemical Products Inc. common stock so long as the same, or any portion thereof, are owned as an asset by the Debtor and subject to purchase money equipment lease and installment note obligations for the acquisition of laser vision correction equipment.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

     1.   GRANT OF SECURITY INTEREST.   Debtor hereby pledges and grants
to Secured Parties a security interest in the property described in Paragraph 2 below (collectively and severally, the "Collateral") to secure payment and performance of the obligations of Debtor to the Secured Parties described in Paragraph 3 below (collectively and severally, the "Obligations").

     2. COLLATERAL. The Collateral shall consist of the following assets of the Debtor:

     (a) All inventory of Debtor, now owned or hereafter acquired, including, without limitation, all raw materials, work in process, materials used or consumed in Debtor's business and finished goods, and merchandise, parts and supplies of every kind, including inventory temporarily out of Debtor's custody or possession, and all additions, accessions, improvements, replacements and substitutions thereto and products thereof, together with all returns on accounts;

     (b) All goods and equipment of Debtor, now owned or hereafter acquired, or in which Debtor now has or may hereafter acquire any interest, including, without limitation, all machinery, supplies, tools, dies, blueprints, catalogs, computer hardware and software, furniture, furnishings and fixtures, motor vehicles of every kind and description, and all additions, accessions, improvements, replacements and substitutions thereto and products thereof;

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     (c)  All accounts, contract rights and general intangibles now owned or hereafter created or acquired by Debtor, including, without limitation, all receivables, goodwill, trademarks, trade styles, trade names, patents, patent applications, software, customer lists and business records;

     (d) All documents, instruments and chattel paper now owned or hereafter acquired by Debtor;

     (e) All monies, deposit accounts, certificates of deposit and securities of Debtor now or hereafter in Secured Parties's or its agents' possession including, without limitation, shares of Technical Chemicals and Products Inc. common stock owned by the Debtor subject only to a first priority security interest of Pharma Patch Plc in such shares of Technical and Chemical Products Inc. common stock so long as the same, or any portion thereof, are owned as an asset by the Debtor.

     (f) All now existing and hereafter acquired books and records relating to the foregoing Collateral and all now owned and hereafter acquired equipment containing such books and records; and

     (g)  All proceeds of the foregoing Collateral.   For purposes of
this Security Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

     3. OBLIGATIONS. The Obligations of Debtor secured by this Security Agreement shall consist of any and all debts, obligations and liabilities of Debtor to Secured Parties under the terms and conditions of the Bridge Notes including, without limitation, all rights to payment of principal, interest and costs of collection set forth in the Bridge Notes and all obligations of the Debtor in this Security Agreement and all amendments or extensions or renewals of the Bridge Notes, and/or this Security Agreement, whether now existing or hereafter and howsoever arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, due or to become due, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred.

     4.   SECURED PARTIES ACTION BY MAJORITY CONSENT.   Any action
permitted to be taken by the Securities Parties under this Agreement, and any notices given by Securities Parties, shall require the written consent or approval of at least a majority-in-interest of the unpaid principal represented by the Bridge Notes evidenced by a writing executed
by the registered holders thereof.   Upon the request of any Secured
Party, Debtor shall promptly furnish to all Secured Parties a current listing of the names and addresses of the registered holders of all of the Bridge Notes and the amount of outstanding and principal represented by each of the same.

     5. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants that: (a) except as heretofore disclosed to Secured Parties in writing, Debtor is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires

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rights in the Collateral, will be the owner thereof) and that no other person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral, except for purchase equipment money lease and installment purchase financing as to laser vision correction equipment and except for the security interest of Pharma Patch Plc in shares of Technical Chemicals and Products Inc., (b) all information heretofore, herein or hereafter supplied to Secured Parties by or on behalf of Debtor with respect to the Collateral when supplied was, is or will be true and correct, respectively; (c) each account, contract right, item of chattel paper, instrument or any other right to the payment of money constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay the same (an "Account Debtor"), which terms have not been modified or waived in any respect or to any extent; (d) the amount represented by Debtor to Secured Parties as owing by any Account Debtor is the correct amount actually and unconditionally owing by such Account Debtor, except for normal discounts where applicable; and (e) no Account Debtor has any defense, set off, claim or counterclaim against Debtor which can be asserted against Secured Parties, whether in any proceeding to enforce Secured Parties's rights in the Collateral, or otherwise.

     6. COVENANTS OF DEBTOR. Debtor hereby agrees (a) to do all acts that may be necessary to maintain, preserve and protect the Collateral;
(b) not to use or permit any Collateral to be used unlawfully; (c) to pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral; (d) to notify Secured Parties promptly of any change in Debtor's name or place of business, or, if Debtor has more than one place of business, its head office, or office in which Debtor's records relating to the Collateral are kept; (e) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed necessary or appropriate by Secured Parties to perfect, maintain and pro-tect their security interest hereunder and the priority thereof; (f) to appear in and defend any action or proceeding which may affect its title to or Secured Parties' interest in the Collateral; (g) to keep separate, accurate and complete records of the Collateral and to provide Secured Parties with such records and such other reports and information relating to the Collateral as Secured Parties may request from time to time; (h) not to surrender or lose possession of (other than to Secured Parties), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein except in the ordinary course of Debtor's business and except that Debtor is authorized to sell the Technical Chemical and Products Inc. common stock and to apply proceeds thereof to payment of Debtor's obligations to Pharma Patch Plc and the holders of the Bridge Notes as their interests shall appear, and to otherwise keep the Collateral free of all levies and security interests or other liens or charges except those contemplated by this Security Agreement or approved in writing by Secured Parties; (i) to account fully for and promptly deliver to Secured Parties, in the form received, all proceeds of the Collateral received, endorsed to Secured Parties as appropriate, and until so delivered all proceeds shall be held by Debtor in trust for Secured Parties, separate from all other property of Debtor and identified as the property of Secured Parties; (j) to keep the Collateral in good condition and repair; (k) not to cause or permit any waste or unusual or unreasonable depreciation of the Collateral; (l) at any reasonable time, upon demand by Secured Parties, to exhibit to and allow inspection by Secured Parties (or persons designated by Secured Parties) of the Collateral; (m) to keep the records concerning the Collateral at the principal office

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of the Debtor in the State of California; and (m) to insure the
Collateral, with Secured Parties named as loss payee, in form and amounts, with companies, and against risks and liabilities satisfactory to Secured Parties.

     7.   AUTHORIZED ACTION BY SECURED PARTIES.   In the event of a
default under the Bridge Notes, Debtor hereby irrevocably appoints Secured Parties as the Debtor's attorney-in-fact to do (but Secured Parties shall not be obligated to and shall incur no liability to Debtor or any third party for failure so to do) any act which Debtor is obligated by this Security Agreement to do, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process and preserve the Collateral; (d) transfer the Collateral to its own or its nominee's name; and (e) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral. Debtor agrees to reimburse Secured Parties upon demand for any costs and expenses, including, without limitation, attorneys' fees, Secured Parties may incur while acting as Debtor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations secured hereby.

     8.   SALE OR LEASE OF COLLATERAL.   Until otherwise notified by
Secured Parties, Debtor may sell or lease Collateral consisting of inventory or equipment in the ordinary course of Debtor's business and in the ordinary course of business of any subsidiary corporations in which Debtor shall own an equity interest.

     9. NOTIFICATION OF ACCOUNT DEBTORS; COLLECTION. In the event of a default under the Bridge Notes, Debtor agrees that Secured Parties may at any time, but shall not be obligated to, notify any Account Debtor on any Collateral to make payment directly to Secured Parties. Until otherwise notified by Secured Parties, Debtor shall collect, enforce and receive delivery and payment of the Collateral.

     10. DEFAULT AND REMEDIES. Debtor shall be deemed in default under this Security Agreement upon the occurrence of any of the following (an
"Event of Default"):   (i) any representation or warranty of Debtor
contained herein or otherwise made in connection with the transactions contemplated hereby shall be false or misleading in any material respect on the date as of which made, (ii) Debtor shall fail to perform any of the terms, provisions, covenants, conditions, agreements or obligations contained in this Security Agreement or (iii) an Event of Default shall
occur under (and as defined in) the Bridge Notes.   Upon the occurrence
of any such Event of Default, Secured Parties may, at their option, and without notice to or demand on Debtor and in addition to all rights and remedies available to Secured Parties under the Bridge Notes, do any one
or more of the following:   (a) foreclose or otherwise enforce Secured
Parties' security interest in any manner permitted by law, or provided for in this Security Agreement; (b) sell, lease or otherwise dispose of any Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such commercially reasonable terms and in such manner as Secured Parties may determine; (c) recover from Debtor all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Secured Parties in exercising any right, power

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or remedy provided by this Security Agreement or by law; (d) require
Debtor to assemble the Collateral and make it available to Secured Parties at a place to be designated by Secured Parties; (e) enter onto property where any Collateral is located and take possession thereof with or without judicial process; (f) prior to the disposition of the Col-lateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Secured Parties deem appropriate; and (g) exercise any and all other rights and remedies available to a secured party under the California Uniform Commercial Code.

     11. WAIVER OF HEARING. Debtor expressly waives any constitutional or other right to a judicial hearing prior to the time Secured Parties takes possession or disposes of the Collateral upon default as provided herein.

     12.  WAIVER.   Any forbearance or delay by Secured Parties in
exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Parties. Debtor waives any right to require Secured Parties to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Parties's power.

     13. BINDING UPON SUCCESSORS. All rights of Secured Parties under this Security Agreement shall inure to the benefit of their respective successors and assigns, and all obligations of Debtor shall bind its heirs, executors, administrators, successors and assigns.

     14. ENTIRE AGREEMENT; SEVERABILITY. The terms of this Security Agreement are intended by the parties as a final expression of their agreement with respect to such terms as are included in this Security Agreement and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties' further intend that this Security Agreement constitutes the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial proceeding, if any, involving this Security Agreement. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     15.  CHOICE OF LAW.   This Security Agreement shall be construed in
accordance with and governed by the laws of the State of California, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the California Uniform Commercial Code.

     EXECUTED as of this 11th day of November, 1996 in the City of Los Altos, State of California.

"Debtor"  VISTA TECHNOLOGIES INC.

          By: /s/  Thomas A. Schultz
              ------------------------------
                Thomas A. Schultz, President

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